UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 24, 2018

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CITRIX SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27084	75-2275152
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

851 West Cypress Creek Road Fort Lauderdale, Florida	33309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 267-3000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ⃞

Item 2.02 Results of Operations and Financial Condition.

The information under this Item 2.02, including the press release attached hereto as Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

On October 24, 2018, Citrix Systems, Inc. (the “Company”) issued a press release regarding its financial results for the quarter ended September 30, 2018.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 7.01 Regulation FD Disclosure.

The information under this Item 7.01, including the press release attached hereto as exhibit 99.2, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On October 24, 2018, the Company issued a press release announcing the declaration of a cash dividend of $0.35 per share payable on December 21, 2018 to all shareholders of record at the close of business on December 7, 2018.  A copy of the press release is furnished herewith as Exhibit 99.2.

Item 8.01 Other Events.

On October 24, 2018, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.35 per share. This dividend is payable on December 21, 2018 to all shareholders of record at the close of business on December 7, 2018. Future dividends will be subject to board approval.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1*	Press release dated October 24, 2018 of Citrix Systems, Inc. regarding financial results

99.2*	Press release dated October 24, 2018 of Citrix Systems, Inc. regarding quarterly cash dividend

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITRIX SYSTEMS, INC.

Date: October 24, 2018	By:	/s/ Antonio G. Gomes
	Name:	Antonio G. Gomes
	Title:	Executive Vice President, General Counsel and
Secretary